Exhibit 10.7
Private & Confidential
Dated 31 March 2010

SECOND SUPPLEMENTAL AGREEMENT
relating to a
Loan of up to (originally) US$76,000,000
to
CHALLENGER ENTERPRISES LTD.
and
CRUSADER ENTERPRISES LTD.
provided by
PIRAEUS BANK A.E.

Contents

Clause		Page
1	Definitions	2

2	Agreement of the Lender	6

3	Amendments to Principal Agreement	6

4	Representations and warranties	6

5	Conditions	8

6	Supplemental Parties’ confirmation	8

7	Fees and expenses	9

8	Miscellaneous and notices	10

9	Applicable law	10

Schedule 1 Documents and evidence required as conditions precedent		12

Schedule 2 Form of Amended and Restated Facility Agreement		15

Schedule 3 Form of Collateral Guarantee		16

Schedule 4 Form of Collateral Mortgage		17

Schedule 5 Form of Collateral General Assignment		18

Schedule 6 Form of Collateral Manager’s Undertaking		19

Schedule 7 Form of Charter Assignment		20

Schedule 8 Form of HoldCo Guarantee		21

Schedule 9 Form of Letter of Undertaking		22

THIS SECOND SUPPLEMENTAL AGREEMENT is dated 31 March 2010 and made BETWEEN:
(1)	CHALLENGER ENTERPRISES LTD., a corporation incorporated under the laws of the Republic of Liberia having its registered office at 80 Broad Street, Monrovia, Liberia (the “Challenger Borrower”);

(2)	CRUSADER ENTERPRISES LTD., a corporation incorporated under the laws of the Republic of Liberia having its registered office at 80 Broad Street, Monrovia, Liberia (the “Crusader Borrower” and, together with the Challenger Borrower, the “Borrowers”);

(3)	GRANDUNION INC., a corporation incorporated under the laws of the Republic of the Marshall Islands having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, Marshall Islands (the “Existing Guarantor”);

(4)	NEWLEAD SHIPPING S.A, a corporation incorporated under the laws of Panama having its registered office at 83 Akti Miaouli, Piraeus 185 37, Greece (in its capacity as manager, the “Tanker Manager”); and

(5)	PIRAEUS BANK A.E., a company incorporated under the laws of Greece having its registered office at 4 Amerikis, 105 64 Athens, Greece and acting for the purposes of this Agreement through its branch at 47-49 Akti Miaouli, Piraeus 185 36, Greece (the “Lender”).
WHEREAS:
(A)	this Agreement is supplemental to a loan agreement dated 19 March 2008 as amended and supplemented by a supplemental agreement dated 26 February 2009 (together the “Principal Agreement”), each made between (a) the Lender as lender and (b) the Borrowers as joint and several borrowers, pursuant to which the Lender agreed to advance (and has advanced) to the Borrowers a loan of up to Seventy six million Dollars ($76,000,000) (of which the principal amount outstanding at the date hereof is Sixty five million one hundred thousand Dollars ($65,100,000)), for the purposes stated therein;

(B)	this Agreement sets out the terms and conditions upon which the Lender shall, at the request of the Borrowers, provide its agreement to:
(a)	the waiver of the application of clauses 8.1.7(a) and 8.1.7(b) of the Principal Agreement, in each case for a certain period specified herein;

(b)	the waiver of the application of clause 8.2.1 of the Loan Agreement for a certain period specified herein;

(c)	the waiver of the application of clauses 5.1.5(a) and 5.1.5(b) of the Corporate Guarantee, in each case for a certain period specified herein;

(d)	certain other amendments to the terms and conditions applicable to the Loan and the Principal Agreement agreed to by the Borrowers and the Lender; and

(e)	certain consequential changes to the Principal Agreement required in connection with the above and agreed to by the Borrowers, the Existing Guarantor and the Lender respectively.
NOW IT IS HEREBY AGREED as follows:
1	Definitions

1.1	Defined expressions

Words and expressions defined in the Principal Agreement shall unless the context otherwise requires or unless otherwise defined herein, have the same meanings when used in this Agreement.

1.2	Definitions

In this Agreement, unless the context otherwise requires:

“Bulk Carrier Manager” means Newlead Bulkers S.A. of 80 Broad Street, Monrovia, Liberia and includes its successors in title;

“Challenger Charter” means the charterparty dated 1 April 2008 in respect of the Challenger Ship made between the Challenger Charterer as charterer and the Challenger Borrower as owner;

“Challenger Charter Assignment” means the first priority charter assignment of the Challenger Charter executed or (as the context may require) to be executed by the Challenger Borrower in favour of the Lender in the form set out in schedule 7;

“Challenger Charterer” means Hiona Shipping Company Limited of Majuro, Marshall Islands and includes its successors in title;

“Challenger Mortgage Addendum” means an amendment to the Challenger Mortgage executed or (as the context may require) to be executed by the Challenger Borrower in favour of the Lender in such form as the Lender may in its sole discretion require;

“Challenger Mortgage” means the first preferred Greek mortgage in respect of the Challenger Ship dated 4 April 2008 and executed by the Challenger Borrower in favour of the Lender as amended by a mortgage addendum thereto dated 20 March 2009;

“Challenger Ship” means the motor vessel Hiona, a 2003-built, double-hull chemical tanker of 37,000 dwt owned by the Challenger Borrower and registered in its ownership under the laws and flag of the Hellenic Republic with IMO Number 9260031;

“Charter Assignments” means, together, the Challenger Charter Assignment and the Crusader Charter Assignment and “Charter Assignment” means either of them;

“Charters” means, together, the Challenger Charter and the Crusader Charter and “Charter” means either of them;

“Collateral General Assignment” means the second priority general assignment in respect of the Collateral Ship executed or (as the context may require) to be executed by the Collateral Guarantor in favour of the Lender in the form set out in schedule 5;

“Collateral Guarantee” means the corporate guarantee executed or (as the context may require) to be executed by the Collateral Guarantor in favour of the Lender in the form set out in schedule 3;

“Collateral Guarantor” means Grand Oceanos Inc. of 80 Broad Street, Monrovia, Liberia and includes its successors in title;

“Collateral Management Agreement” means the management agreement dated 24 February 2010 made between the Collateral Guarantor and the Bulk Carrier Manager, providing for (inter alia) the Bulk Carrier Manager to manage the Collateral Ship;

“Collateral Manager’s Undertaking” means the second priority manager’s undertaking and assignment executed or (as the context may require) to be executed by the Bulk Carrier Manager in favour of the Lender in the form set out in schedule 6;

“Collateral Mortgage” means the second preferred Liberian mortgage in respect of the Collateral Ship executed or (as the context may require) to be executed by the Collateral Guarantor in favour of the Lender in the form set out in schedule 4;

“Collateral Operating Account” means the bank account opened by the Collateral Guarantor with the Lender with account number 5104-030292-039 and includes any sub-accounts thereof and any other bank account as may be specified by the Lender to be a Collateral Operating Account for the purposes of this Agreement;

“Collateral Operating Account Pledge” means the second priority pledge agreement in respect of the Collateral Operating Account executed or (as the context may require) to be executed by the Collateral Guarantor in favour of the Lender in such form as the Lender may require in its sole discretion;

“Collateral Ship” means the motor vessel Grand Ocean, a 1990-built, bulk carrier of 149,498 dwt owned by the Collateral Guarantor and registered in its ownership under the laws and flag of the Republic of Liberia with IMO Number 8818867;

“Crusader Charter” means the charterparty dated 1 April 2008 in respect of the Crusader Ship made between the Crusader Charterer as charterer and the Crusader Borrower as owner;

“Crusader Charter Assignment” means the first priority charter assignment of the Crusader Charter executed or (as the context may require) to be executed by the Crusader Borrower in favour of the Lender in the form set out in schedule 7;

“Crusader Charterer” means Hiotissa Shipping Company Limited of Majuro, Marshall Islands and includes its successors in title;

“Crusader Mortgage” means the first preferred Greek mortgage in respect of the Crusader Ship dated 21 April 2008 and executed by the Crusader Borrower in favour of the Lender as amended by the a mortgage addendum thereto dated 20 March 2009;

“Crusader Mortgage Addendum” means an amendment to the Crusader Mortgage executed or (as the context may require) to be executed by the Crusader Borrower in favour of the Lender in such form as the Lender may in its sole discretion require;

“Crusader Ship” means the motor vessel Hiotissa, a 2004-built, double-hull chemical tanker of 37,000 dwt owned by the Crusader Borrower and registered in its ownership under the laws and flag of the Hellenic Republic with IMO Number 9260043;

“Effective Date” means the date, no later than 9 April 2010, on which the Lender notifies the Borrowers in writing that the Lender has received the documents and evidence specified in clause 5 and schedule 1 in a form and substance satisfactory to it;

“Guarantees” means, together, the New Guarantees and the Corporate Guarantee and each a “Guarantee”;

“Guarantors” means, together, the Existing Guarantor, the Collateral Guarantor and the HoldCo Guarantor;

“HoldCo Guarantee” means the corporate guarantee executed or (as the context may require) to be executed by the HoldCo Guarantor in favour of the Lender in the form set out in schedule 8;

“HoldCo Guarantor” means Newlead Holdings Ltd. of Canon’s Court 22, Victoria Street, Hamilton, Bermuda and includes its successors in title;

“Letters of Undertaking” means, together, each of the two (2) letters of undertaking in the form set out in schedule 9, one executed or (as the context may require) to be executed by each Sponsor in favour of the Lender and each a “Letter of Undertaking”;

“Loan Agreement” means the Principal Agreement as amended and restated by this Agreement;

“Mortgage Addenda” means, together the Challenger Mortgage Addendum and the Crusader Mortgage Addendum;

“New Guarantees” means, together, the HoldCo Guarantee and the Collateral Guarantee;

“New Security Documents” means the New Guarantees, the Collateral Mortgage, the Collateral General Assignment, the Collateral Operating Account Pledge, the Collateral Manager’s Undertaking, the Mortgage Addenda, the Letters of Undertaking and the Charter Assignments;

“Register” means:
(a)	in relation to the Challenger Ship and the Crusader Ship, the register of ships of the Port of Chios, Greece; or

(b)	in relation to the Collateral Ship, the offices of the Deputy Commissioner for Maritime Affairs of the Republic of Liberia in Piraeus, Greece;

“Relevant Documents” means this Agreement, the New Security Documents, the Collateral Management Agreement and the Charters;
“Relevant Parties” means the Borrowers, the Tanker Manager, the Bulk Carrier Manager, the Guarantors, the Sponsors or, where the context so requires or permits, means any or all of them;
“Ships” means:
(a)	in relation to the Challenger Borrower, the Challenger Ship;

(b)	in relation to the Crusader Borrower, the Crusader Ship; or

(c)	in relation to the Collateral Guarantor, the Collateral Ship, and “Ship” means any of them;
“Sponsors” means, together, each of Mr Nikolaos Fistes and Mr Michail Zolotas each of 83 Akti Miaouli & Flessa Street, 185 38 Piraeus, Greece and “Sponsor” means either of them; and
“Supplemental Parties” means, together the Borrowers, the Existing Guarantor and the Tanker Manager.
1.3	Principal Agreement

References in the Principal Agreement to “this Agreement” shall, with effect from the Effective Date and unless the context otherwise requires, be references to the Principal Agreement as amended by this Agreement and words such as “herein”, “hereof”, “hereunder”, “hereafter”, “hereby” and “hereto”, where they appear in the Principal Agreement, shall be construed accordingly.

1.4	Headings

Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

1.5	Construction of certain terms

Clause 1.4 of the Principal Agreement shall apply to this agreement (mutatis mutandis) as if set out herein and as if references therein to “this Agreement” were references to this Agreement.

1.6	Third Party Rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

2	Agreement of the Lender

2.1	The Lender, relying upon the representations and warranties on the part of Supplemental Parties contained in clause 4, agrees with the Borrowers and the Existing Guarantor that, subject to the terms and conditions of this Agreement and in particular, but without prejudice to the generality of the foregoing, fulfilment on or before 9 April 2010 of the conditions contained in clause 5 and schedule 1, the Lender agrees to:

2.1.1	waive, for the period from the Effective Date until 28 February 2012, the application of clause 8.2.1 of the Loan Agreement Provided however that, for the avoidance of doubt, such waiver shall not prejudice the Lender’s right to demand compliance by the Borrowers, and the Borrowers’ obligation to comply, with such clause immediately after the end of such period;

2.1.2	waive, for the period from 1 January 2009 until 31 December 2011, the application of clauses 8.1.7(a) and 8.1.7(b) of the Loan Agreement and clauses 5.1.5(a) and 5.1.5(b) of the Corporate Guarantee Provided however that, for the avoidance of doubt, such waiver shall not prejudice the Lender’s right to demand compliance by the Borrowers and the Existing Guarantor, and the Borrowers’ and the Existing Guarantor’s obligation to comply, with such clauses immediately after the end of such period; and

2.1.3	the amendment of the Principal Agreement in accordance with the terms set out in clause 3.

3	Amendments to Principal Agreement

3.1	Amendments to the Principal Agreement

The Principal Agreement shall, with effect on and from the Effective Date, be (and it is hereby) amended so as to read in accordance with the form of the amended and restated Loan Agreement set out in schedule 2 and (as so amended and restated) will continue to be binding upon the Lender and the Borrowers upon such terms as so amended and restated.

3.2	Continued force and effect

Save as amended by this Agreement, the provisions of the Principal Agreement and the other Security Documents shall continue in full force and effect and the Principal Agreement and this Agreement shall be read and construed as one instrument.

4	Representations and warranties

4.1	Primary representations and warranties

Each of the Supplemental Parties represents and warrants to the Lender that:

4.1.1	Existing representations and warranties

the representations and warranties set out in clause 7 of the Principal Agreement and clause 4 of each Guarantee were true and correct on the date of the Principal Agreement and each Guarantee, respectively, and are true and correct, including to the extent that they may have been or shall be amended by this Agreement, as if made at the date of this Agreement with reference to the facts and circumstances existing at such date;
4.1.2	Corporate power

each of the Relevant Parties (other than the Sponsors) has power to execute, deliver and perform its obligations under the Relevant Documents to which it is or is to be a party; all necessary corporate, shareholder and other action has been taken by each of the Relevant Parties (other than the Sponsors) to authorise the execution, delivery and performance of the Relevant Documents to which it is or is to be a party;

4.1.3	Binding obligations

the Relevant Documents to which it is or is to be a party constitute valid and legally binding obligations of each of the Relevant Parties enforceable in accordance with their terms;

4.1.4	No conflict with other obligations

the execution, delivery and performance of the Relevant Documents to which it is or is to be a party by each of the Relevant Parties will not (i) contravene any existing law, statute, rule or regulation or any judgment, decree or permit to which any of the Relevant Parties is subject, (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which any of the Relevant Parties is a party or is subject or by which it or any of its property is bound or (iii) contravene or conflict with any provision of the constitutional documents of any of the Relevant Parties (other than the Sponsors) or (iv) result in the creation or imposition of or oblige any of the Relevant Parties (other than the Sponsors) to create any Encumbrance (other than a Permitted Encumbrance) on any of the undertaking, assets, rights or revenues of any of the Relevant Parties;

4.1.5	No filings required

save for the registration of the Collateral Mortgage and the Mortgage Addenda with the relevant Register it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of any of the Relevant Documents that they or any other instrument be notarised, filed, recorded, registered or enrolled in any court, public office or elsewhere in any Pertinent Jurisdiction or that any stamp, registration or similar tax or charge be paid in any Pertinent Jurisdiction on or in relation to the Relevant Documents and each of the Relevant Documents is in proper form for its enforcement in the courts of each Pertinent Jurisdiction;

4.1.6	Choice of law

the choice of English law to govern the Relevant Documents (other than the Collateral Mortgage, the Collateral Operating Account Pledge and the Mortgage Addenda), the choice of Liberian law to govern the Collateral Mortgage, the choice of Greek law to govern the Collateral Operating Account Pledge and the Mortgage Addenda, and the submissions by the Relevant Parties to the non-exclusive jurisdiction of the English courts or (as the case may be) the courts of Piraeus, are valid and binding; and

4.1.7	Consents obtained

every consent, authorisation, licence or approval of, or registration or declaration to, governmental or public bodies or authorities or courts required by any of the Relevant Parties in connection with the execution, delivery, validity, enforceability or admissibility in evidence of the Relevant Documents to which it is or will become a party or the performance by any of the Relevant Parties of their respective obligations under such documents has been obtained or made and is in full force and effect and there has been no default in the observance of any conditions or restrictions (if any) imposed in, or in connection with, any of the same.

4.2	Repetition of representations and warranties

Each of the representations and warranties contained in clause 4.1 of this Agreement, clause 7 of the Loan Agreement and clause 4 of each Guarantee shall be deemed to be repeated by the Borrowers and the Guarantors, respectively, on the Effective Date as if made with reference to the facts and circumstances existing on such day.

5	Conditions

5.1	Documents and evidence

The agreement and waivers of the Lender referred to in clause 2 shall be subject to the receipt by the Lender or its duly authorised representative of the documents and evidence specified in schedule 1 in form and substance satisfactory to the Lender.

5.2	General conditions precedent

The agreement and waivers of the Lender referred to in clause 2 shall be further subject to:

5.2.1	the representations and warranties in clause 4 being true and correct on the Effective Date as if each was made with respect to the facts and circumstances existing at such time; and

5.2.2	no Default having occurred and continuing at the time of the Effective Date.

5.3	Waiver of conditions precedent

The conditions specified in this clause 5 are inserted solely for the benefit of the Lender and may be waived by the Lender in whole or in part with or without conditions.

6	Supplemental Parties’ confirmation

6.1	Security Documents

Each of the Supplemental Parties hereby confirms its consent to the amendments to the Principal Agreement as set out in clause 2, and to the other agreements, waivers and other arrangements contained in clause 2, and agrees that:

6.1.1	each of the Security Documents to which it is a party, and its obligations thereunder, shall remain and continue in full force and effect notwithstanding the said amendments to the Principal Agreement contained in this Agreement and the waivers and other arrangements agreed to by the Lender in this Agreement; and
6.1.2	with effect from the Effective Date references to “the Agreement” or “the Loan Agreement” in any of the Security Documents to which it is a party, shall henceforth be references to the Principal Agreement as amended and restated by this Agreement and as from time to time hereafter amended and shall also be deemed to include this Agreement and the obligations of the Borrowers hereunder.

7	Fees and expenses

7.1	Fees

The Borrowers jointly and severally agree to pay to the Lender an amendment and waiver fee of $750,000, of which (a) an amount of $375,000 is payable within 15 days from the date of this Agreement, (b) an amount of $187,500 is payable within 90 days from the date of this Agreement and (c) an amount of $187,500 is payable within 180 days from the date of this Agreement.

7.2	Expenses

The Borrowers jointly and severally agree to pay to the Lender on a full indemnity basis on demand all expenses (including legal and out-of-pocket expenses) incurred by the Lender:

7.2.1	in connection with the negotiation, preparation, execution and, where relevant, registration of this Agreement, the New Security Documents and of any amendment or extension of or the granting of any waiver or consent under this Agreement, the New Security Documents;

7.2.2	in contemplation of, or otherwise in connection with, the enforcement of, or preservation of any rights under this Agreement or the New Security Documents or otherwise in respect of the monies owing and obligations incurred under this Agreement and the New Security Documents, together with interest at the rate referred to in clause 3.4 of the Principal Agreement from the date on which such expenses were incurred to the date of payment (as well after as before judgment).

7.3	Value Added Tax

All payable pursuant to this clause 7 shall be paid together with value added tax or any similar tax (if any) properly chargeable thereon. Any value added tax chargeable in respect of any services supplied by the Lender under this agreement shall, on delivery of the value added tax invoice, be paid in addition to any sum agreed to be paid hereunder.

7.4	Stamp and other duties

The Borrowers jointly and severally agree to pay to the Lender on demand all stamp, documentary, registration or other like duties or taxes (including any duties or taxes payable by the Lender) imposed on or in connection with this Agreement and the New Security Documents and shall indemnify the Lender against any liability arising by reason of any delay or omission by the Borrowers or either of them to pay such duties or taxes.
8	Miscellaneous and notices

8.1	Notices

The provisions of clause 16 of the Principal Agreement shall extend and apply to the giving or making of notices or demands hereunder as if the same were expressly stated herein and for this purpose any notices to be sent to the Supplemental Parties or any of them hereunder shall be sent to the same address as the address indicated for the “Borrowers” in the said clause 16.1 save that any notices to be sent to the Existing Guarantor hereunder shall be sent to the address of the Existing Guarantor referred to in clause 7 of the Corporate Guarantee.

8.2	Counterparts

This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original but all counterparts shall together constitute one and the same instrument.

8.3	Borrowers’ obligations

Notwithstanding anything to the contrary contained in this Agreement, the agreements, obligations and liabilities of the Borrowers herein contained are joint and several and shall be construed accordingly. Each of the Borrowers agrees and consents to be bound by this Agreement notwithstanding that the other Borrower which was intended to sign or be bound may not do so or be effectually bound and notwithstanding that this Agreement may be invalid or unenforceable against the other Borrower whether or not the deficiency is known to the Lender. The Lender shall be at liberty to release either of the Borrowers from this Agreement and to compound with or otherwise vary the liability or to grant time and indulgence to make other arrangements with either of the Borrowers without prejudicing or affecting the rights and remedies of the Lender against either of the Borrowers.

9	Applicable law

9.1	Law

This Agreement and any non-contractual obligations in connection with this Agreement are governed by, and shall be construed in accordance with, English law.

9.2	Submission to jurisdiction

Each of the Supplemental Parties agrees, for the benefit of the Lender, that any legal action or proceedings arising out of or in connection with this Agreement (including any non-contractual obligations connected with this Agreement) against any of the Supplemental Parties or any of its assets may be brought in the English courts. Each of the Supplemental Parties irrevocably and unconditionally submits to the jurisdiction of such courts and irrevocably designates, appoints and empowers HFW Nominees Ltd at present of Marlow House, Lloyds Avenue, London EC3N 3AL, England to receive for it and on its behalf, service of process issued out of the English courts in any such legal action or proceedings. The submission to such jurisdiction shall not (and shall not be construed so as to) limit the right of the Lender to take proceedings against any of the Supplemental Parties in the courts of any other competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not. The parties further agree that only the Courts of England and not those of any other State shall have jurisdiction to determine any claim which any of the Supplemental Parties may have against the Lender arising out of or in connection with this Agreement (including any non-contractual obligations connected with this Agreement).
IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed on the date first above written.

Schedule 1
Documents and evidence required as conditions precedent
(referred to in clause 5.1)
1	Corporate authorisation

In relation to each of the Relevant Parties (other than the Sponsors):
(i)	Constitutional documents

copies certified by an officer of each of the Relevant Parties (other than the Sponsors), as a true, complete and up to date copies, of all documents which contain or establish or relate to the constitution of that party or a secretary’s certificate confirming that there have been no changes or amendments to the constitutional documents certified copies of which were previously delivered to the Lender pursuant to the Principal Agreement;

(ii)	Resolutions

copies of resolutions of each of its board of directors and its shareholders approving such of the Relevant Documents to which it is or is to be a party and the terms and conditions hereof and thereof and authorising the signature, delivery and performance of each such party’s obligations thereunder, certified (in a certificate dated no earlier than five (5) Banking Days prior to the date of this Agreement) by an officer of such Relevant Party as:
(A)	being true and correct;

(B)	being duly passed at meetings of the directors of such Relevant Party and of the shareholders of such Relevant Party each duly convened and held;

(C)	not having been amended, modified or revoked; and

(D)	being in full force and effect,
together with originals or certified copies of any powers of attorney issued by such Relevant Party pursuant to such resolutions; and
(iii)	Certificate of incumbency

a list of directors and officers of each Relevant Party (other than the Sponsors) specifying the names and positions of such persons, certified (in a certificate dated no earlier than five (5) Banking Days prior to the date of this Agreement) by an officer of such Relevant Party to be true, complete and up to date;
2	Ship conditions

evidence that the Collateral Ship:

(i)	Registration and encumbrances

is registered in the name of the Collateral Guarantor in the relevant Register and that the Collateral Ship and its Earnings, Insurances and Requisition Compensation (each as defined in the Collateral General Assignment) are free from Encumbrances other than Permitted Encumbrances;

(ii)	Insurance

is insured in accordance with the provisions of the Collateral Mortgage and all requirements of the Loan Agreement and the Collateral Mortgage in respect of such insurances have been complied with; and

(iii)	Classification

maintains the relevant Classification (as defined in the amended and restated Loan Agreement set out in schedule 2) free of all requirements and recommendations of the relevant Classification Society (as defined in the amended and restated Loan Agreement set out in schedule 2);
3	New Security Documents

the Collateral Mortgage, the Mortgage Addenda, the Collateral Guarantee, the Collateral General Assignment, the Collateral Operating Account Pledge, the Collateral Manager’s Undertaking, the Letters of Undertaking and the Charter Assignments, together with any notices of assignment or any other documents required to be delivered thereunder, each duly executed;

4	Mortgages registration

evidence that the Collateral Mortgage and each Mortgage Addendum has been or will be registered against the relevant Ship through the relevant Register;

5	Consents

a certificate (dated no earlier than five (5) Banking Days prior to the date of this Agreement) from an officer of each of the Relevant Parties (other than the Sponsors) stating that no consents, authorisations, licences or approvals are necessary for such Relevant Party to authorise, or are required by each of the Relevant Parties (other than the Sponsors) or any other party (other than the Lender) in connection with, the execution, delivery, and performance of the Relevant Documents to which they are or will be a party;

6	Liberian and Marshall Islands opinion

an opinion of Messrs. Cozen O’ Connor, special legal advisers on matters of Liberian and Marshall Islands law to the Lender;

7	Greek opinion

an opinion of Mr John Charalampides, special legal adviser on matters of Greek law to the Lender;

8	Bermuda opinion

an opinion of Messrs. Mello ones & Martin, special legal advisers on matters of Bermuda law to the Lender;

9	Panamanian Opinion

an opinion of Messrs. Patton, Moreno & Asvat, special legal advisers on matters of Panamanian law to the Lender;

10	Process agent

an original or certified true copy of a letter from the Relevant Parties’ agent for receipt of service of proceedings accepting its appointment under this Agreement and each of the New Security Documents in which it is or is to be appointed as the Relevant Parties’ agent;

11	Insurance notices

a notice of assignment of insurances in six (6) originals signed by the Collateral Guarantor and the relevant Manager, each in the form prescribed by the Collateral General Assignment and the Collateral Manager’s Undertaking, respectively;

12	Collateral Management Agreement

a copy, certified as a true and up to date copy by an officer of the Collateral Guarantor, of the relevant Collateral Management Agreement for the Collateral Ship;

13	Charters

a copy of each Charter;

14	Fairness opinion

a fairness opinion in respect of each Ship and the Acquisition (as defined in the Loan Agreement) prepared (at the expense of the Borrowers) in a manner and form acceptable to the Lender in its sole discretion;

15	Collateral Operating Account

evidence that the Collateral Operating Account has been opened with the Lender with duly executed mandate forms in respect thereof; and

16	Registration forms

such statutory forms duly signed by the Borrowers and any other relevant party to the New Security Documents as may be required by the Lender to perfect the security contemplated by the New Security Documents.

Schedule 2
Form of Amended and Restated Facility Agreement

Schedule 3
Form of Collateral Guarantee

Schedule 4
Form of Collateral Mortgage

Schedule 5
Form of Collateral General Assignment

Schedule 6
Form of Collateral Manager’s Undertaking

Schedule 7
Form of Charter Assignment

Schedule 8
Form of HoldCo Guarantee

Schedule 9
Form of Letter of Undertaking

EXECUTED as a DEED		)
by Michael Livanos	)
for and on behalf of	)		/s/ Michael Livanos
CHALLENGER ENTERPRISES LTD.	)		Attorney-in-fact
as Borrower	)
in the presence of:	)

/s/ Yianni Cheilas
Witness
Name: Yianni Cheilas
Address:
Occupation:

EXECUTED as a DEED		)
by Michael Livanos	)
for and on behalf of	)		/s/ Michael Livanos
CRUSADER ENTERPRISES LTD.	)		Attorney-in-fact
as Borrower	)
in the presence of:	)

/s/ Yianni Cheilas
Witness
Name: Yianni Cheilas
Address:
Occupation:

EXECUTED as a DEED		)
by Michael Livanos	)
for and on behalf of	)		/s/ Michael Livanos
NEWLEAD SHIPPING S.A.	)		Attorney-in-fact
as Tanker Manager	)
in the presence of:	)

/s/ Yianni Cheilas
Witness
Name: Yianni Cheilas
Address:
Occupation:

EXECUTED as a DEED		)
by Michael Livanos	)
for and on behalf of	)		/s/ Michael Livanos
GRANDUNION INC.	)		Attorney-in-fact
as Existing Guarantor	)
in the presence of:	)

/s/ Yianni Cheilas Witness
Name: Yianni Cheilas
Address:
Occupation:

EXECUTED as a DEED	)		/s/ Maria Youryi
by Maria Youryi	)		Authorised Signatory
and by Krikor Tzanikian	)
for and on behalf of	)
PIRAEUS BANK A.E.	)
as Lender	)		/s/ Krikor Tzanikian
in the presence of:	)		Authorised Signatory

/s/ Yianni Cheilas Witness
Name: Yianni Cheilas
Address:
Occupation: